                                                                    Exhibit 10.9
                                                               EXECUTION VERSION

                               SECOND AMENDMENT TO
                INDEX BASED GAS SALE AND POWER PURCHASE AGREEMENT

        This SECOND AMENDMENT TO INDEX BASED GAS SALE AND POWER PURCHASE AGREEMENT (the "Second Amendment"), dated as of May 26, 2004, is entered into by and among CALPINE ENERGY SERVICES, L.P., a Delaware limited partnership ("CES"), CALPINE GENERATING COMPANY, LLC, a Delaware limited liability company ("CGC"), and the indirect wholly-owned subsidiaries of CGC listed on the signature pages hereof (each a "Facility Owner" or the "Company"). Each of CES, CGC and the Facility Owners is referred to herein individually as a "Party" and collectively as the "Parties."

                                    RECITALS

        A. The Parties have entered into that certain Index Based Gas Sale and Power Purchase Agreement dated as of March 23, 2004 (as amended by the First Amendment to Index Based Gas Sale and Power Purchase Agreement, dated as of May 20, 2004, the "Original Agreement") with respect to fourteen (14) natural gas-fired electric power generating facilities owned by the respective Facility Owners.

        B. On December 17, 2003, Solutia Inc. ("Solutia"), the Steam Host to the Decatur Energy Center Facility, and certain of its affiliates each filed a voluntary petition with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. Sections 101-1330 (the "Federal Bankruptcy Code").

        C. On May 26, 2004, the Decatur Energy Center, LLC, the Facility Owner of the Decatur Facility (the "Decatur Facility Owner) and Solutia jointly filed a motion with the Bankruptcy Court seeking the entry of an order approving their consensual rejection of certain contracts between Solutia and the Decatur Facility Owner, including the Facility Lease Addendum and the Steam Sales Addendum to the Principal Agreement, the Amended and Restated Power Marketing Agreement, as amended, and the Second Amended and Restated Operating and Maintenance Agreement (collectively, the "Rejected Contracts"). The Bankruptcy Court "so ordered" such motion on May 26, 2004.

        D. Parties had anticipated that Solutia would purchase energy from the Decatur Facility during the period from May 1, 2004, through May 26, 2004, however, CES, and not Solutia, purchased such energy.

        E. Each of CES, CGC and the other Parties desire to amend the Original Agreement as set forth below to, among other things, provide for CES to purchase the energy that would have been sold to Solutia pursuant to the Rejected Contracts effective as of May 1, 2004.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other valuable consideration, the parties hereto agree as follows:

        1. Amendments.

        (a) The Parties hereby amend the Original Agreement by deleting Schedule 6 thereto relating to the Decatur Facility in its entirety and replacing it with
Schedule 6 hereto.

        (b) The Parties agree that the terms and provisions of Schedule 6 hereto shall apply with respect to determining the Contract Price effective as of May 1, 2004.

        2. Governing Law. This Second Amendment shall be governed by the laws of the State of California.

        3. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Original Agreement.

        4. Counterparts. This Second Amendment may be executed in one or more counterparts, each one of which may be considered an original, but all of which together shall constitute one and the same agreement.

        5. No Other Amendment. The Original Agreement is amended by this Second Amendment as of the date hereof. This Second Amendment and the Original Agreement constitute the entire agreement between the parties relative to the subject matter hereof. From and after the date hereof, references to the "Agreement" shall be understood to mean the Original Agreement as amended by this Second Amendment. The Original Agreement, as amended hereby, shall remain in full force and effect, in accordance with its terms as amended hereby.

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

CALPINE ENERGY SERVICES, L.P.              CALPINE GENERATING COMPANY, LLC



By: /s/ Randall Posejpal                  By:  /s/ Zamir Rauf
    ---------------------------------          ---------------------------------
    Name:                                      Name:
    Title:                                     Title:

BAYTOWN ENERGY CENTER, L.P.                CARVILLE ENERGY, LLC


By: /s/ Zamir Rauf                         By: /s/ Zamir Rauf
    ---------------------------------          ---------------------------------
    Name:                                      Name:
    Title:                                     Title:


CHANNEL ENERGY CENTER, L.P.                COLUMBIA ENERGY, LLC


By: /s/ Zamir Rauf                         By: /s/ Zamir Rauf
    ---------------------------------          ---------------------------------
    Name:                                      Name:
    Title:                                     Title:


CORPUS CHRISTI COGENERATION, L.P.          DECATUR ENERGY CENTER, LLC


By: /s/ Zamir Rauf                          By: /s/ Zamir Rauf
    ---------------------------------          ---------------------------------
    Name:                                      Name:
    Title:                                     Title:

DELTA ENERGY CENTER, LLC                   FREESTONE POWER GENERATION, L.P.


By: /s/ Zamir Rauf                          By: /s/ Zamir Rauf
    ---------------------------------          ---------------------------------
    Name:                                      Name:
    Title:                                     Title:

GOLDENDALE ENERGY CENTER, LLC              LOS MEDANOS ENERGY CENTER, LLC


By: /s/ Zamir Rauf                         By: /s/ Zamir Rauf
    ---------------------------------          ---------------------------------
    Name:                                      Name:
    Title:                                     Title:


MORGAN ENERGY CENTER, LLC                  CALPINE ONETA POWER, L.P.


By: /s/ Zamir Rauf                         By: /s/ Zamir Rauf
    ---------------------------------          ---------------------------------
    Name:                                      Name:
    Title:                                     Title:


PASTORIA ENERGY FACILITY L.L.C.            ZION ENERGY, LLC


By: /s/ Zamir Rauf                         By: /s/ Zamir Rauf
    ---------------------------------          ---------------------------------
    Name:                                      Name:
    Title:                                     Title:

                                   SCHEDULE 6

                         DECATUR ENERGY CENTER FACILITY
                              2024 HIGHWAY 20 WEST
                                DECATUR, AL 35601

LOCATION:  Alabama

NERC REGION:  SERC

APPLICABLE POWER PRICE: The daily price as published in Megawatt Daily under the heading "Day-ahead markets for delivery ($/MWh):
                        East: On-Peak: Southern, into: Index" for the applicable day

FALLBACK POWER REFERENCE PRICE: The daily weighted average index for on-peak power in the 10X Day Ahead Power Price Report as published by IntercontinentalExchange on its official web site currently located at www.theice.com under the heading "Cinergy")

APPLICABLE FUEL PRICE: The daily price for each applicable day published under the heading "Daily Price Survey ($/MMBtu): Midpoint:
                       Louisiana-Onshore South: Tennessee, La., 500 Leg" in Gas Daily + $0.25

TOTAL CAPACITY:  763 MW

HOST CAPACITY:  0 MW

MINIMUM GENERATION LEVEL:  N/A

APPLICABLE HEAT RATE:  7.41 Mmbtu/MWh

HOST HEAT RATE:  N/A

APPLICABLE ENTHALPY:  N/A

VARIABLE O&M AMOUNT:

Effective Date through December 2004:                         $0.83
January 2005 through December 2005:                            0.85
January 2006 through December 2006:                            0.87
January 2007 through December 2007:                            0.89
January 2008 through December 2008:                            0.94
January 2009 through December 2009:                            0.96
January 2010 through December 2010:                            0.99
January 2011 through December 2011:                            1.01
January 2012 through December 2012:                            1.04
January 2013 through December 2013:                            1.06

PLANNED OUTAGE MONTHS:

         FIRST PLANNED OUTAGE MONTH: March
         SECOND PLANNED OUTAGE MONTH: N/A

PLANNED OUTAGE PERCENTAGE:

          March: 31.61%

GAS DELIVERY POINT:  Enbridge Pipelines (Bamagas Intrastate) L.L.C., Meter
                     No. 30165

POWER DELIVERY POINT:  DEC 161kV Switching Station

FACILITY TRANSPORTATION CHARGE ADJUSTMENT: All amounts, if any, paid by Decatur
                                           Energy Center to Enbridge Pipelines
                                           (Bamagas Intrastate) LLC

FIXED PRICE POWER CONTRACTS (ON PEAK):  N/A

FIXED PRICE POWER CONTRACTS (OFF PEAK):  N/A

HOST AGREEMENT:  N/A

DIRECT POWER PURCHASE AGREEMENTS:  N/A

STEAM SALE AGREEMENTS:  N/A

SPECIAL PROVISIONS:  N/A

                                       2